Exhibit 10.8

FIRST AMENDMENT

TO CHANGE OF CONTROL ADDENDEM

TO EMPLOYMENT AGREEMENT

This First Amendment to Change of Control Addendum to Employment Agreement (this “Amendment”) dated as of March 9, 2017 (the “Effective Date”) is by and among ZAGG Inc, a Delaware corporation (“ZAGG”) and Randall L. Hales (“You” or the “Executive”).

WHEREAS, you and ZAGG entered into that certain Change of Control Addendum to Employment Agreement, dated March 16, 2015 (the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Agreement.

2.       Amendment to the Agreement. As of the Effective Date, the Agreement shall be amended by deleting the fourth paragraph of Section 1 in its entirety and replacing it with the following:

“For purposes of this Addendum, “Good Reason” shall mean:

(a)       the following event if affected by the Company within twenty-four (24) months of the Change of Control: a change in your position with the Company which materially diminishes your duties, responsibilities, or authority, including any change the result of which is that you cease to hold the office as the sole chief executive officer of the Company (or its parent or successor) and to function in that capacity, reporting directly to the board of directors of a public company; or

(b)        any of the following events if affected by the Company without your consent within twenty-four (24) months of the Change of Control:

(i)       a material diminution of your Base Salary;

(ii)       a relocation of your principal place of employment by more than forty (40) miles;

(iii)       a material breach of this Agreement by the Company; or

(iv)       the Company’s failure to secure the written assumption of its material obligations under this Agreement from any successor to the Company.”

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3.       Date of Effectiveness; Limited Effect. This Amendment is effective as of the Effective Date. Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and will remain in full force and effect, and are hereby ratified and confirmed by the parties hereto. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Agreement or as a waiver of or consent to any further or future action on the part of either party hereto that would require the waiver or consent of the other party. On and after the Effective Date, each reference in the Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of like import will mean and be a reference to the Agreement as amended by this Amendment.

4.       Miscellaneous.

(a)       This Amendment is governed by, and construed in accordance with, the laws of the State of Utah, without regard to the conflict of laws provisions of such State.

(b)       This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and assigns.

(c)       This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

ZAGG:

ZAGG Inc,
a Delaware corporation

By:	/s/ BRADLEY J. HOLIDAY
Bradley J. Holiday,
Chief Financial Officer

EXECUTIVE:

By:	/s/ RANDALL L. HALES
Randall L. Hales

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